SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 15, 2001.


                                OMI Trust 2000-C
               (Exact name of registrant as specified in charter)


   Nevada                             333-72621-05              56-2218128
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  (State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                  File Number)         Identification No.)

   c/o Wells Fargo Bank Minnesota, N.A.
        Attention:  Lawrence Rossiter
        Sixth Street & Marquette Ave
        MAC N 9311-161
        Minneapolis, Minnesota                                          55479
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               (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (612) 667-3529
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         (Former name or former address, if changed since last report.)

                                OMI Trust 2000-C

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 2000-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on April 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on April 15, 2001.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 2000-C, Registrant



                                            By:  Oakwood Acceptance Corporation,
                                                   as servicer
April 23, 2001


                                                   Douglas R. Muir
                                                   Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                            --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on April 15, 2001..........................................